Exhibit 99.77Q3 CERT

Registrant Name: American Century Strategic Asset Allocations, Inc. File Number: 811-8532
Registrant CIK Number: 0000924211

         The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 15, 48, 72DD, 72EE, 73A, 74U and 74V. The complete answers are as follows:

Item 15

Custodian:                                                      Sub-Custodian:
J.P. Morgan Chase & Company                                   See Attachment A

                                  Attachment A
a. Foreign Subcustodians:

Country                                                                  Foreign Subcustodian

ARGENTINA                                                                JPMorgan Chase Bank
                                                                         Buenos Aires
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRALIA                                                                Australia and New Zealand Banking Group Ltd.
                                                                         Melbourne
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRIA                                                                  J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BAHRAIN                                                                  National Bank of Bahrain
                                                                          Manama
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BANGLADESH                                                               Standard Chartered Bank
                                                                           Dhaka
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BELGIUM                                                                  J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BERMUDA                                                                  The Bank of Bermuda Limited
                                                                         Hamilton
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BOTSWANA                                                                 Barclays Bank of Botswana Limited
                                                                         Gaborone
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BRAZIL                                                                   Citibank, N.A..
                                                                         Sao Paulo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BULGARIA                                                                 ING Bank N.V.
                                                                           Sofia
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CANADA                                                                   Royal Bank of Canada
                                                                         Toronto
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Royal Bank of Canada
                                                                         Toronto
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHILE                                                                    Citibank, N.A
                                                                         Santiago
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHANGHAI                                                         Citibank, N.A.
                                                                         New York
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHENZHEN                                                         JPMorgan Chase Bank
                                                                         Hong Kong
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
COLOMBIA                                                                 Cititrust Colombia S.A. Sociedad Fiduciaria
                                                                         Santa Fe de Bogota
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CROATIA                                                                  Privredna banka Zagreb d.d.
                                                                          Zagreb
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CYPRUS                                                                   The Cyprus Popular Bank Ltd.
                                                                         Nicosia
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CZECH REPUBLIC                                                           Ceskoslovenska obchodni banka, a.s.
                                                                          Prague
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
DENMARK                                                                  Nordea Bank Danmark A/S
                                                                         Copenhagen
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ECUADOR                                                                  Citibank, N.A.
                                                                           Quito
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
EGYPT                                                                    Citibank, N.A.
                                                                           Cairo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ESTONIA                                                                  Esti Uhispank
                                                                         Tallinn
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
FINLAND                                                                  J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
FRANCE                                                                   J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GERMANY                                                                  J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GHANA                                                                    Barclays Bank of Ghana Limited
                                                                           Accra
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GREECE                                                                   J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
HONG KONG                                                                JPMorgan Chase Bank
                                                                         Hong Kong
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
HUNGARY                                                                  ING Bank Rt.
                                                                         Budapest
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ICELAND                                                                  Islandsbanki-FBA
                                                                         Reykjavik
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
INDIA                                                                    The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                          Mumbai
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Standard Chartered Bank
                                                                          Mumbai
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
INDONESIA                                                                The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Jakarta
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
IRELAND                                                                  J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ISRAEL                                                                   Bank Leumi le-Israel B.M.
                                                                         Tel Aviv
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ITALY                                                                    J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
IVORY COAST                                                              Societe Generale
                                                                           Paris
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JAMAICA                                                                  FirstCaribbean International Trust and
                                                                         Merchant Bank (Jamaica) Limited
                                                                         Kingston
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JAPAN                                                                    JPMorgan Chase Bank
                                                                           Tokyo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         JPMorgan Chase Bank
                                                                           Tokyo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JORDAN                                                                   Arab Bank Plc
                                                                           Amman
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KAZAKHSTAN                                                               ABN AMRO Bank Kazakhstan
                                                                          Almaty
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KENYA                                                                    Barclays Bank of Kenya Limited
                                                                         Nairobi
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LATVIA                                                                   Hansabanka
                                                                            Riga
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LEBANON                                                                  JPMorgan Chase Bank
                                                                         New York
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LITHUANIA                                                                Vilniaus Bankas AB
                                                                         Vilnius
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LUXEMBOURG                                                               J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MALAYSIA                                                                 HSBC Bank Malaysia Berhad
                                                                         Kuala Lumpur
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MALTA                                                                    HSBC Bank Malta p.l.c.
                                                                         Valletta
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MAURITIUS                                                                The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Port Louis
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MEXICO                                                                   Banco J.P. Morgan, S.A.
                                                                         Mexico, D.F
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Banco Nacional de Mexico, S.A.
                                                                         Mexico, D.F
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MOROCCO                                                                  Banque Commerciale du Maroc S.A.
                                                                         Casablanca
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NAMIBIA                                                                  Standard Bank of Namibia Limited
                                                                         Windhoek
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NETHERLANDS                                                              J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NEW ZEALAND                                                              National Bank of New Zealand
                                                                         Wellington
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*NIGERIA*                                                                The Standard Bank of South Africa Limited
                                                                         Johannesburg
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NORWAY                                                                   Den norske Bank ASA
                                                                            Oslo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
OMAN                                                                     Oman Arab Bank
                                                                          Muscat
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PAKISTAN                                                                 Citibank, N.A.
                                                                         Karachi
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Deutsche Bank AG
                                                                         Karachi
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Standard Chartered Bank
                                                                         Karachi
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PERU                                                                     Banco de Credito del Peru
                                                                            Lima
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PHILIPPINES                                                              The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                          Manila
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
POLAND                                                                   Bank Rozwoju Eksportu S.A.
                                                                          Warsaw
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PORTUGAL                                                                 J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ROMANIA                                                                  ING Bank N.V.
                                                                         Bucharest
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*RUSSIA*                                                                 JPMorgan Chase Bank
                                                                         New York
                                                                         A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                         Account)
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         JPMorgan Chase Bank
                                                                         New York
                                                                         A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                         Account)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SINGAPORE                                                                Oversea-Chinese Banking Corporation
                                                                         Singapore
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVAK REPUBLIC                                                          Vseobecno Uverova Banka S.A.
                                                                         Bratislava
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVENIA                                                                 Bank Austria Creditanstalt d.d. Ljubljana
                                                                         Ljubljana
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH AFRICA                                                             The Standard Bank of South Africa Limited
                                                                         Johannesburg
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH KOREA                                                              The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                           Seoul
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Standard Chartered Bank
                                                                           Seoul
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SPAIN                                                                    J.P. Morgan AG
                                                                         Frankfurt
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SRI LANKA                                                                The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Colombo
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SWEDEN                                                                   Svenska Handelsbanken
                                                                         Stockholm
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SWITZERLAND                                                              UBS AG
                                                                          Zurich
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TAIWAN                                                                   JPMorgan Chase Bank
                                                                          Taipei
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                          Taipei
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
THAILAND                                                                 Standard Chartered Bank
                                                                         Bangkok
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TUNISIA                                                                  Banque Internationale Arabe de Tunisie, S.A.
                                                                           Tunis
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TURKEY                                                                   JPMorgan Chase Bank
                                                                         Istanbul
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*UKRAINE*                                                                ING Bank Ukraine
                                                                            Kiev
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.A.E. The National Bank of Abu Dhabi
                                                                         Abu Dhabi
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.K.
                                                                         National
                                                                         Westminster
                                                                         Bank
                                                                         London
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
URUGUAY                                                                  BankBoston, N.A
                                                                         Montevideo.
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.S.A.
                                                                         JPMorgan
                                                                         Chase
                                                                         Bank
                                                                         New
                                                                         York
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
VENEZUELA                                                                Citibank, N.A.
                                                                         Caracas
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
VIETNAM                                                                  The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Ho Chi Minh City
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ZAMBIA                                                                   Barclays Bank of Zambia Limited
                                                                          Lusaka
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ZIMBABWE                                                                 Barclays Bank of Zimbabwe Limited
                                                                          Harare
------------------------ ----------------------------------------------- ------------------------------------------------

Item 48

         Registrant is party to a management agreement (the "Agreement") with its investment adviser, American Century Investment Management, Inc. ("ACIM"). Under the Agreement, ACIM provides, directly or through affiliates and third parties, virtually all services necessary to manage Registrant's assets, including providing investment advice, obtaining custodial services, portfolio accounting and fund tax preparation, as well as administrative services for the Registrant and its shareholders, such as transfer agency and the printing and distribution of shareholder materials. Registrant provides multiple classes of its series. For the services ACIM provides under the Agreement, ACIM charges each class a single, unified fee equal to a predetermined annual percentage of the class's daily net assets. This unified fee rate varies by class as indicated below. The difference in the fee structure among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the adviser for core investment advisory services. Although the core investment advisory expense does not vary by class, the Agreement does not separately state this rate. As a result, Registrant's response to Item 48 reflects the unified fee rate specified in the Agreement for each class.

Series No. 1

Fund Average Net Assets    Investor  Advisor  Institutional
-----------------------    --------------------------------
Up to $500 million           1.00%   0.75%      0.80%
More than $500 million       0.95%   0.70%      0.75%
Over $1 billion              0.90%   0.65%      0.70%
Series No. 2

Fund Average Net Assets        Investor  Advisor  Institutional    C Class
--------------------------------------------------------------------------
Up to $1 billion                 1.10%    0.85%       0.90%       1.10%
$1 billion and over              1.00%    0.75%       0.80%       1.00%


Series No. 3

                             Investor   Advisor    Institutional   C  Class
Fund Average Net Assets
Up to $1 billion              1.20%     0.95%         1.00%        1.20%
$1 billion and over           1.10%     0.85%         0.90%        1.10%



Series Number:  1

72DD) 1. Total income dividends for which record date passed during the period ($000's omitted)
        Investor Class 2,186
        2.Dividends for a second
         class of open-end company shares
        Advisor Class 514
        Institutional Class 1,268
        C Class -
        R Class -

72EE)1. Total capital gain distributions for which record date passed during the period
        Investor Class 740
        Institutional Class 385
        Advisor Class 221
        C Class -
        R Class -

73A)     1. Dividends from net investment income
         Investor Class $0.0388
          2. Dividends for a second class of open-end company shares
         Advisor Class              $0.0320
         Institutional Class        $0.0441
         C Class                    -
         R Class                    -

73B)     Distribution of capital gains
         Investor Class $0.0128
         Advisor Class  $0.0128
         Institutional Class $0.0128
         C Class -
         R Class -

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class 60,253
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class 21,220
         Institutional Class 28,595
         C Class -
         R Class -

77V.     1. Net asset value per share (to nearest cent)
         Investor Class $5.49
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class $5.49
         Institutional Class $5.49


Series Number:  2

72DD) 1. Total income dividends for which record date passed during the period ($000's omitted)
         Investor Class 3,885
         2.Dividends for a second
         class of open-end company shares
         Advisor Class 1,053
         Institutional Class 2,060
         C Class 2
         R Class -

73A)     1. Dividends from net investment income
         Investor Class         $0.0354
          2. Dividends for a second class of open-end company shares
         Advisor Class          $0.0275
         Institutional Class    $0.0418
         C Class                      -
         R Class                $0.0186

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class 120,369
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class          45,044
         Institutional Class    51,263
         C Class                  630
         R Class                    23

77V.     1. Net asset value per share (to nearest cent)
         Investor Class      $6.39
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class       $6.38
         Institutional Class $6.39
         C Class             $6.39
         R Class             $6.38


Series Number:  3

72DD) 1. Total income dividends for which record date passed during the period ($000's omitted)
         Investor Class 3,571
         2.Dividends for a second
         class of open-end company shares
         Advisor Class 1,091
         Institutional Class 398
         C Class -

73A)     1. Dividends from net investment income
         Investor Class $0.0599
          2. Dividends for a second class of open-end company shares
         Advisor Class              $0.0426
         Institutional Class        $0.0734
         C Class                     -

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class 73,688
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class 31,919
         Institutional Class 7,380
         C Class 637

77V.     1. Net asset value per share (to nearest cent)
         Investor Class         $7.06
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class          $7.05
         Institutional Class    $7.07
         C Class                $7.03